EXHIBIT 23

Consent of Independent Auditors

The Board of Directors
Diebold, Incorporated:

We consent to incorporation by reference in the Registration Statement (No.33-32960) on Form S-8 of Diebold, Incorporated of our report included herein dated June 14, 2002.

/s/KPMG LLP
KPMG LLP

Cleveland, Ohio
July 12, 2002